UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

Commission File Number 001-39223

MUSCLE MAKER, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2600 South Shore Blvd., Suite 300, League City, Texas 77573

(Address of principal executive offices)

682-708-8250

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GRIL	The Nasdaq Stock Market

Item 1.01	Entry Into a Material Definitive Agreement.

On October 25, 2021, Muscle Maker Development International LLC (“MMDI”), a wholly-owned subsidiary of Muscle Maker Inc., entered into a Master Franchise Agreement (the “Master Franchise Agreement”) with Almatrouk Catering Company – OPC (“ACC”) providing ACC with the right to grant franchises for the development of 40 “Muscle Maker Grill” restaurants through December 31, 2030 (the “Term”) in the Kingdom of Saudi Arabia (“KSA”).

Under the Master Franchise Agreement, MMDI has granted to ACC an exclusive right to establish and operate Muscle Maker restaurants in the KSA. MMDI will not own or operate restaurants in KSA, grant franchises for the restaurants in KSA, or grant Master Franchise Rights for the restaurants to other persons within the KSA. ACC will be solely responsible for the development, sales, marketing, operations, distribution and training of all franchise locations sold in the KSA.

ACC is required to pay MMDI $150,000 upon execution of the Master Franchise Agreement, $20,000 upon the execution of each franchise agreement for each individual restaurant and a monthly royalty fee of $1,000 for each restaurant. Further, ACC is required to cause its franchisees to open the agreed upon restaurants during each development period during the Term.

This summary is qualified in its entirety by reference to the text of the Master Franchise Agreement, which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

10.1	Master Franchise Agreement by and between Muscle Maker Development International LLC and Almatrouk Catering Company – OPC dated October 25, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUSCLE MAKER, INC.

		By:	/s/ Michael Roper
		Name:	Michael Roper
		Title:	Chief Executive Officer

Date:	October 29, 2021
League City, Texas